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                                                                    Exhibit 10.2

                            SUPPLEMENT TO INDENTURE
                      CONTRACT BACKED NOTES, SERIES 2000-1


         This SUPPLEMENT TO INDENTURE, dated as of March 1, 2000 (this "Supplement"), is among MFI Finance Corp. I, a Massachusetts corporation, as Issuer (the "Issuer"), MicroFinancial Incorporated (formerly known as Boyle Leasing Technologies, Inc.), a Massachusetts corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-up Servicer (in such capacity, the "Back-up Servicer").

         This Supplement incorporates by reference all of the provisions (including all defined terms) of the Indenture, dated as of March 1, 2000 (the "Basic Indenture"), among the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer. Reference is further made to (i) the Servicing Agreement, dated as of March 1, 2000 (the "Servicing Agreement"), among the Servicer, the Issuer, the Indenture Trustee and the Back-up Servicer, and (ii) the Contract Acquisition Agreement, dated as of March 1, 2000 (the "Contract Acquisition Agreement"), between the Issuer and Leasecomm Corporation, as the Company (the "Company").

         The Issuer has duly authorized the execution and delivery of this Supplement to provide for the issuance of the Issuer's 7.375% Contract-Backed Notes, Series 2000-1 (the "Series 2000-1 Notes"), in an aggregate principal amount of $50,056,686.48, issuable as provided in the Indenture. Pursuant to
Section 2.02 of the Indenture, this Supplement sets forth the following additional terms applicable to the Series 2000-1 Notes.

SECTION 1.  SUPPLEMENTAL DEFINITIONS.

         "ACCRUAL DATE" means, with respect to the Series 2000-1 Notes, March 21, 2000.

         "BACK-UP SERVICER FEE" means, with respect to the Initial Payment Date of the Series 2000-1 Notes, $1,042.85.

         "BACK-UP SERVICER FEE RATE" means, with respect to the Series 2000-1 Notes, 0.03% per annum.

         "CASH COLLATERAL ACCOUNT FACTOR" means, with respect to the Series 2000-1 Notes, the sum of (i) one and (ii) the decimal equivalent of a fraction, the numerator of which is the Discount Rate and the denominator of which is twelve.

         "COLLATERALIZATION PERCENTAGE" means, with respect to the Series 2000-1 Notes, 25.4%.

         "CUT-OFF DATE" means, with respect to the Series 2000-1 Notes, February 29, 2000.

         "DELIVERY DATE" means, with respect to the Series 2000-1 Notes, March 21, 2000.

         "FLOOR PERCENTAGE" means, with respect to the Series 2000-1 Notes, 6.25%.

         "INITIAL CASH COLLATERAL ACCOUNT DEPOSIT" means, with respect to the Series 2000-1 Notes, $442,478.00.


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         "INITIAL PAYMENT DATE" means, with respect to the Series 2000-1 Notes,
April 17, 2000.

         "INTEREST CALCULATION CONVENTION" means, with respect to the Series 2000-1 Notes, a 360-day year consisting of twelve months of thirty days each.

         "NOTE INSURER PREMIUM" means, with respect to the Initial Payment Date of the Series 2000-1 Notes, $13,904.64.

         "NOTE INSURER PREMIUM RATE" means, with respect to the Series 2000-1 Notes, 0.40% per annum.

         "NOTE INTEREST RATE" means, with respect to the Series 2000-1 Notes, 7.375%.

         "NOTE PURCHASE AGREEMENT" means, with respect to the Series 2000-1 Notes, the Purchase Agreement, dated March 21, 2000, among the Issuer, the Company, the Servicer and the purchasers named therein.

         "PLACEMENT AGENT" means, with respect to the Series 2000-1 Notes, Rothschild Inc.

         "STATED MATURITY DATE" means, with respect to the Series 2000-1 Notes, September 16, 2005.

         "TARGETED BALANCE" means, with respect to the Series 2000-1 Notes, the amount indicated under the column "Targeted Balance" on Schedule B attached hereto.

         "TRANSACTION DOCUMENTS DATE" means, with respect to (i) any of the Transaction Documents related to the Series 2000-1 Notes, as of March 1, 2000 and (ii) the Private Placement Memorandum, March 21, 2000.

         "TRUSTEE FEE" means, with respect to the Initial Payment Date of the Series 2000-1 Notes, $695.23.

         "TRUSTEE FEE RATE" means, with respect to the Series 2000-1 Notes, 0.02% per annum.

SECTION 2.        REQUIRED PROVISIONS.

         (a) The Series of Notes to be issued under this Supplement shall be designated as the Issuer's "7.375% Contract Backed Notes, Series 2000-1."

         (b) The maximum aggregate principal amount of Series 2000-1 Notes that may be issued is $50,056,686.48.

         (c) The Note Insurance Policy number is AB0346BE.

         (d) There are no additional Trigger Events applicable to the Series 2000-1 Notes.


SECTION 3.        MISCELLANEOUS.


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         (a) As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and conditions of the Supplement shall be controlling.

         (b) This Supplement shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

         (c) This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be as effective as delivery of a manually executed counterpart of this Supplement.



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         IN WITNESS WHEREOF, the Issuer, the Servicer, the Indenture Trustee and
the Back-up Servicer have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                             MFI FINANCE CORP. I, as Issuer


                                             By:
                                                ----
                                             Name:
                                             Title:

                                             MICROFINANCIAL INCORPORATED, as
                                             Servicer


                                             By:
                                                ----
                                             Name:
                                             Title:

                                             NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION, as Indenture
                                             Trustee


                                             By:
                                                ----
                                             Name:
                                             Title:

                                             NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION, as Back-up
                                             Servicer




Acknowledged and Agreed to:
                                             By:
AMBAC ASSURANCE CORPORATION                     ----             Name:
                                             Name:               Title:

By:                                          Title:
   ----





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                                   SCHEDULE A

                               SERIES 2000-1 NOTES
                                CONTRACT SCHEDULE







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SCHEDULE B

TARGETED BALANCE SCHEDULE
SERIES 2000-1 NOTES